UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) December 10, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective January 1, 2009, the Company amended its Bylaws as follows:
•	Articles I, II, V and VI were amended to replace each instance therein of “Chairman of the Board” with “Chair of the Board” or “Chair.”

•	Article V, Section 1 was amended to clarify that the Board shall appoint at least the following officers: a Chair, a Chief Executive Officer, one or more executive Vice Presidents, an Executive Vice President-DuPont Finance, a Treasurer and a Secretary.

•	Article V, Section 2 was amended to separate the roles of the Chair and Chief Executive Officer and all references to the office of the Chief Executive Officer and its responsibilities were moved to Article V, Section 3.

•	Article V, Section 3 entitled “Chief Executive Officer,” describing the vestment of the office and its responsibilities, was added.
The foregoing description is qualified in its entirety by reference to the text of the Company’s Bylaws, as amended, which is filed as Exhibit 99 to this report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     The following exhibits are filed herewith:
99	The Company’s Bylaws, as amended effective January 1, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

December 15, 2008

Exhibit
Number	Description

99	The Company’s Bylaws, as amended effective January 1, 2009.

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